                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    August 21, 2003
                                                     --------------------------



                            CROSSROADS SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    000-30362
--------------------------------------------------------------------------------
                            (Commission File Number)



Delaware                                                              74-2846643
--------------------------------------------------------------------------------
(State of Other Jurisdiction of Incorporation)                     (IRS Employer
                                                             Identification No.)



8300 North MoPac Expressway, Austin, Texas                                 78759
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (512) 349-0300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(c)           Exhibit 99    Press Release of Crossroads Systems. Inc. dated
                            August 21, 2003


ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On August 21, 2003, Crossroads Systems, Inc. issued a press release describing its results of operations for its fiscal quarter ended July 31, 2003. A copy of the press release is attached as Exhibit 99 to this current report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CROSSROADS SYSTEMS, INC.



Dated:  August 21, 2003                         By:   /s/ Brian R. Smith
                                                      --------------------------
                                                       Brian R. Smith
                                                       Chairman of the Board,
                                                       President and Chief
                                                       Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
    99                     Press Release of Crossroads Systems, Inc. dated
                           August 21, 2003